UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Lamar Advertising Company
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

our Vote Counts!LAMAR ADVERTISING COMPANY2025 Annual MeetingVote by May 14, 2025LAMAR ADVERTISING COMPANY 5321 CORPORATEBLVDBATON ROUGE, LA 70808You invested in LAMAR ADVERTISING COMPANY and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2025.Get informed before you voteView the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone usersPoint your camera here and vote without entering aI numberVirtually at: Vote Virtually at the Meeting*May 15, 20259:00 AM CDT www.virtualshareholdermeeting.com/LAMR2025

Please check the meeting materials for any special requirements for meeting attendanceVote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.Voting Items  BoardRecommends1. Election of Directors    Nominees:    01) Nancy Fletcher 05) Stephen P. Mumblow 09) Wendell Reilly     For 02) John E. Koerner, Ill 06) Thomas V. Reifenheiser 10) Elizabeth Thompson 03) Mitch Landrieu 07) Anna Reilly 04) Marshall A. Loeb 08) Kevin P. Reilly, Jr. 2. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.